UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2006

Commission File Number: 0 - 30927

GARUDA CAPITAL CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	980209053
(state or other jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

502 – 1978 Vine Street, Vancouver, British Columbia, Canada V6K 4S14
(Address of principal executive offices)

(604) 737-0203
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[               ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[               ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[               ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[               ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure.

On June 7, 2006, Garuda Capital Corp. (the "Company") issued a press release entitled “Garuda Capital Corp. confirms restructuring and issues shareholder update.” The press release is attached as Exhibit 99.1 hereto.

The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Press Release Issued by the Company on June 7, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2006	GARUDA CAPITAL CORP.

	By:	/s/ C. Robin Relph
C. Robin Relph, President, Chief
Executive Officer, Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	Press Release Issued by the Company on June 7, 2006